SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2001

VERSANT CORPORATION

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-28540		94-3079392

(Commission File Number)		(IRS Employer Identification No.)

6539 Dumbarton Circle, Fremont, California		94555

(Address of principal executive offices)		(Zip Code)

(510) 789-1500

(Registrant's telephone number)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 8:            CHANGE IN FISCAL YEAR.

             On August 27, 2001, the Board of Directors of Versant Corporation (the “Registrant”) resolved to change the fiscal year end of the Registrant from December 31 to October 31.

             The Registrant will file an Annual Report on Form 10-K on or before January 29, 2002 to cover the ten month transition period from January 1, 2001 to October 31, 2001.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2001	VERSANT CORPORATION

By: /s/ Lee McGrath

Lee McGrath
Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary